                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-3657

                      SCUDDER STATE TAX-FREE INCOME SERIES
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        8/31

Date of reporting period:       02/28/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder New York Tax-Free Income Fund

Semiannual Report to Shareholders

February 28, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Finally, insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary February 28, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 5- and 10-year periods shown for Class A shares and during all periods shown for Class B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/05
Scudder New York Tax-Free Income Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	1.75%	1.42%	4.60%	6.50%	5.68%
Class B	1.46%	.82%	3.86%	5.69%	4.85%
Class C	1.43%	.75%	3.84%	5.69%	4.86%
Lehman Brothers Municipal Bond Index+	2.40%	2.96%	5.62%	7.18%	6.51%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 2/28/05	$ 11.02	$ 11.04	$ 11.02
8/31/04	$ 11.05	$ 11.07	$ 11.05
Distribution Information: Six Months: Income Dividends as of 2/28/05	$ .22	$ .19	$ .19
February Income Dividend	$ .0376	$ .0321	$ .0315
SEC 30-day Yield as of 2/28/05++	2.99%	2.49%	2.43%
Tax Equivalent Yield as of 2/28/05++	4.98%	4.15%	4.05%
Current Annualized Distribution Rate(based on Net Asset Value) as of 2/28/05++	4.45%	3.79%	3.73%

++ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on February 28, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended February 28, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 40.01% (combined New York state and federal income tax rate). Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings — New York Municipal Debt Funds Category as of 2/28/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	83	of	110	75
3-Year	56	of	97	57
5-Year	40	of	88	45
10-Year	27	of	56	48

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder New York Tax-Free Income Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/28/05
Scudder New York Tax-Free Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,685	$10,930	$13,085	$16,590
	Average annual total return	-3.15%	3.01%	5.53%	5.19%
Class B	Growth of $10,000	$9,790	$11,005	$13,086	$16,065
	Average annual total return	-2.10%	3.24%	5.53%	4.85%
Class C	Growth of $10,000	$10,075	$11,198	$13,191	$16,066
	Average annual total return	.75%	3.84%	5.69%	4.86%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,296	$11,783	$14,142	$18,796
	Average annual total return	2.96%	5.62%	7.18%	6.51%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the Life of Class period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, the returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns as of 2/28/05
Scudder New York Tax-Free Income Fund	6-Month*	1-Year	3-Year	Life of Class*
Class S	1.87%	1.66%	4.81%	5.24%
Lehman Brothers Municipal Bond Index+	2.40%	2.96%	5.62%	6.03%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* On June 18, 2001, the Fund commenced offering Class S shares. Index returns begin June 30, 2001.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 2/28/05	$ 11.02
8/31/04	$ 11.05
Distribution Information: Six Months: Income Dividends as of 2/28/05	$ .23
February Income Dividend	$ .0395
SEC 30-day Yield as of 2/28/05++	3.36%
Tax Equivalent Yield as of 2/28/05++	5.60%
Current Annualized Distribution Rate as of 2/28/05++	4.67%

++ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on February 28, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended February 28, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 40.01% (combined New York state and federal income tax rate). Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings — New York Municipal Debt Funds Category as of 2/28/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	72	of	110	65
3-Year	48	of	97	49

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder New York Tax-Free Income Fund — Class S [] Lehman Brothers Municipal Bond Index+

Comparative Results as of 2/28/05
Scudder New York Tax-Free Income Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$10,166	$11,514	$12,084
	Average annual total return	1.66%	4.81%	5.24%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,296	$11,783	$12,397
	Average annual total return	2.96%	5.62%	6.03%

The growth of $10,000 is cumulative.

* On June 18, 2001, the Fund commenced offering Class S shares. Index returns begin June 30, 2001.

+ The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher for Class B and C shares. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended February 28, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2005
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/05	$ 1,017.50	$ 1,014.60	$ 1,014.30	$ 1,018.70
Expenses Paid per $1,000*	$ 4.65	$ 7.44	$ 7.79	$ 3.45
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/05	$ 1,020.18	$ 1,017.36	$ 1,017.01	$ 1,021.37
Expenses Paid per $1,000*	$ 4.66	$ 7.45	$ 7.80	$ 3.46

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
Scudder New York Tax-Free Income Fund	.93%	1.49%	1.56%	.69%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Philip G. Condon and Ashton P. Goodfield serve as co-lead portfolio managers of Scudder New York Tax-Free Income Fund. Matthew J. Caggiano is a portfolio manager. In the following interview, Scudder's municipal bond team discusses the fund's performance and the recent market environment for municipal bonds.

Q:  Will you characterize conditions in the municipal bond market during the semiannual period ended February 28, 2005?

A:  Over the period, results for both the taxable and municipal bond markets were generally positive. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned 2.40% for the six-month period ended February 28, 2005.1 This compared favorably to the broad taxable bond market, which returned 1.26% for the same period, as measured by the Lehman Brothers Aggregate Bond Index.2 Of course, past performance is no guarantee of future results.

1 The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. For the period, the supply of municipal issues coming to market remained relatively heavy. On the demand side, interest from retail investors was soft and was reflected in outflows from municipal bond mutual funds. However, institutions such as insurance companies and hedge funds stepped in to fill this gap.

During the period, the Federal Reserve Board (the Fed) increased the federal funds rate, a benchmark short-term lending rate, on four separate occasions in increments of 0.25%, to its current level of 2.50% (as of February 2, 2005.) This caused yields on shorter-term bonds, which are more sensitive to the Fed moves, to rise. Since a bond's yield moves in the opposite direction of its price, this meant that prices of short-term bonds generally fell. At the same time, long-term interest rates remained relatively stable or even fell, as high oil prices and moderating growth kept expectations for inflation in check. This meant that long-term bond prices held up relatively well or even rose over the period.

The overall result of rising short-term yields and stable-to-declining long-term yields was that both the taxable and tax-free yield curves experienced significant flattening over the period.3 On the municipal bond curve, yields on two-year issues increased by 0.82%, while bonds with 30-year maturities actually experienced a yield decline of 0.18%, resulting in a total flattening of 1.00%. (See the accompanying graph on page 12 for a depiction of municipal bond yield changes between the beginning and end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

With respect to credit quality, the trend in the municipal market over the six months was in the direction of ratings upgrades. Returns were generally highest among lower-quality issues, as yield spreads versus the AAA-rated market continued their tightening trend.

Municipal bond yield curve (as of 8/31/04 and 2/28/05)

Maturity

Source: Municipal Market Data

Q:  How did Scudder New York Tax-Free Income Fund perform for the semiannual period?

A:  Scudder New York Tax-Free Income Fund posted a positive return for the period of 1.75%. (Returns are for Class A shares, unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results.) This return compares with 2.40% for the fund's benchmark, the Lehman Brothers Municipal Bond Index. The fund lagged the 2.24% average return of its peer group, the Lipper New York Debt Funds category.4 (Please see pages 3 through 7 for the performance of other share classes and more complete performance information.)

4 The Lipper New York Debt Funds category is comprised of funds that limit their assets to securities that are exempt from taxation in New York City and state. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper New York Debt Funds category. You cannot invest directly in a Lipper category.

Q:  How was the fund positioned, and how did this positioning affect performance over the period?

A:  Overall, we were positioned somewhat conservatively with respect to both the duration — a measure of sensitivity to interest rate changes — and credit quality of the fund's holdings, which largely explains the fund's weaker relative results. We do not attempt to predict the direction of interest rates; and instead we seek to maintain a neutral duration and corresponding sensitivity to interest rate changes. In attempting to maintain this posture over the period, we sought to extend duration by adding gradually to the fund's longer maturity holdings. However, the fund was still a little more exposed than we would have liked to shorter-term bonds, where yield increases and corresponding price declines were most concentrated.

In addition, in an attempt to limit share price fluctuations, we minimized the fund's exposure to airlines, tobacco and other lower-quality sectors based on our outlook for these areas of the market. These sectors outperformed over the period, and our limited exposure to them dampened performance to a degree. Currently, the differences in yield between lower-quality issues and the AAA-rated part of the market are unusually narrow by historical standards, and we believe the fund's positioning will prove helpful to performance over time.

Positions that helped performance included the fund's exposure to longer-term bonds, which were unaffected by rising short-term interest rates. Our holdings of New York City issues also contributed positively to the fund's performance.

Q:  What is your current assessment of the New York municipal bond market?

A:  While economic conditions upstate continue to be less than robust, the overall economic backdrop for New York state continues to slowly improve. In addition, while achieving structural balance continues to be a challenge, the state managed its finances conservatively over the most recent fiscal period, resulting in modest surpluses. The positive economic and fiscal trends have led to stable or improved ratings of New York's general obligation debt, which is backed by the full taxing power of the state. The state's bonds continue to be rated AA by Standard & Poor's Corp. and were upgraded in November 2004 from A2 to A1 by Moody's Investors Service, Inc. We believe that the condition of the state's economy and fiscal health is stable.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 28, 2005

Asset Allocation	2/28/05	8/31/04

Revenue Bonds	72%	71%
General Obligation Bonds	14%	16%
US Government Secured	14%	13%
	100%	100%
Quality	2/28/05	8/31/04

AAA	68%	67%
AA	18%	20%
A	6%	6%
BBB	3%	2%
Not Rated	5%	5%
	100%	100%
Effective Maturity	2/28/05	8/31/04

1-10 years	75%	69%
11-20 years	20%	25%
21+ years	5%	6%
	100%	100%
Interest Rate Sensitivity	2/28/05	8/31/04

Average Maturity	8.2 years	9.2 years
Duration	6.0 years	5.9 years

Asset allocation, quality, effective maturity and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2005 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Investments 98.7%
New York 92.7%
Albany County, NY, Airport Revenue:
AMT, 5.375%, 12/15/2017 (b)	1,000,000	1,064,460
AMT, 5.5%, 12/15/2019 (b)	1,000,000	1,069,140
Albany, NY, Other General Obligation, 7.0%, 1/15/2008 (b)	10,000	10,043
Battery Park, NY, Battery Park City Authority, Prerefunded, 8.625%, 6/1/2023	10,000	10,161
Brookhaven, NY, Hospital & Healthcare Revenue, Industrial Development Authority, Memorial Hospital Medical Center, Series A, 8.25%, 11/15/2030	2,000,000	2,175,420
Buffalo, NY, Core City General Obligation, Series A, 5.375%, 2/1/2016 (b)	1,020,000	1,130,425
Buffalo, NY, Other General Obligation, School Improvement, Series D, 5.5%, 12/15/2015 (b)	1,000,000	1,131,300
Buffalo, NY, State Agency General Obligation Lease, Public Improvement, Series D, 5.75%, 12/1/2012 (b)	1,000,000	1,124,280
Chautauqua County, NY, County General Obligation:
ETM, 7.3%, 4/1/2008 (b)	575,000	653,390
ETM, 7.3%, 4/1/2009 (b)	575,000	672,295
Erie County, NY, County General Obligation, Public Improvement, 6.125%, 1/15/2012 (b)	590,000	689,804
Islip, NY, Higher Education Revenue, Community Development Agency, Institute of Technology, Prerefunded, 7.5%, 3/1/2026	4,000,000	4,278,280
Long Island, NY, Electric Revenue, Electric Power Authority, Series C, 5.5%, 9/1/2021	1,250,000	1,365,713
Long Island, NY, Electric Revenue, Power Authority:
Zero Coupon, 6/1/2012 (b)	10,000,000	7,659,800
Zero Coupon, 6/1/2014 (b)	2,115,000	1,476,185
Series A, ETM, 5.5%, 12/1/2013 (b)	3,000,000	3,445,410
Long Island, NY, Power Authority, Electric System Revenue, Series 1B, 1.77%*, 5/1/2033, State Street Bank & Trust Co. (c)	400,000	400,000
Monroe County, NY, General Obligation, Public Improvement:
6.0%, 3/1/2013 (b)	1,050,000	1,228,112
6.0%, 3/1/2014 (b)	1,040,000	1,225,141
6.0%, 3/1/2015 (b)	1,250,000	1,484,962
6.0%, 3/1/2017 (b)	1,410,000	1,664,251
6.0%, 3/1/2018 (b)	1,130,000	1,364,509
Montgomery, NY, School District General Obligation, Valley Central School District, 7.15%, 6/15/2008 (b)	625,000	708,337
Nassau County, NY, Sales & Special Tax Revenue, Interim Finance Authority, Series A, Prerefunded, 5.75%, 11/15/2015	1,500,000	1,706,190
Nassau County, NY, Sewer & Storm Water Finance Authority System Revenue, Series B, 5.0%, 10/1/2023 (b)	500,000	530,280
New York, County General Obligation Lease, Dormitory Authority, Westchester County Court Facilities, 5.25%, 8/1/2014	2,555,000	2,784,183
New York, Environmental Facilities Corp., Pollution Control, State Water Revenue, Series D-02, 6.9%, 5/15/2015	175,000	179,160
New York, Higher Education Revenue, Dormitory Authority:
Series C, Prerefunded, 7.375%, 5/15/2010	215,000	252,892
Series C, 7.375%, 5/15/2010	785,000	881,217
Series B, Prerefunded, 7.5%, 5/15/2011	325,000	388,053
Series B, 7.5%, 5/15/2011	675,000	770,371
New York, Higher Education Revenue, Dormitory Authority, Colgate University:
6.0%, 7/1/2016 (b)	900,000	1,057,653
6.0%, 7/1/2021 (b)	850,000	1,036,915
New York, Higher Education Revenue, Dormitory Authority, Columbia University, Series A, 5.25%, 7/1/2015	1,000,000	1,107,090
New York, Higher Education Revenue, Dormitory Authority, Fordham University, 7.2%, 7/1/2015 (b)	790,000	793,247
New York, Higher Education Revenue, Dormitory Authority, Green Chimneys School, Series A, 5.5%, 7/1/2018 (b)	1,375,000	1,517,395
New York, Higher Education Revenue, Dormitory Authority, New York University:
Series 2, 5.5%, 7/1/2016 (b)	1,000,000	1,119,150
Series 1, 5.5%, 7/1/2031 (b) (d)	6,500,000	7,549,945
Series 1, 5.5%, 7/1/2040 (b)	5,000,000	5,879,250
Series A, 5.75%, 7/1/2027 (b)	3,000,000	3,593,760
New York, Higher Education Revenue, Dormitory Authority, Pace University:
6.5%, 7/1/2009 (b)	5,000	5,693
6.5%, 7/1/2011 (b)	760,000	893,578
6.5%, 7/1/2012 (b)	500,000	595,455
New York, Higher Education Revenue, Urban Development Corp., Syracuse University, Center for Science and Technology:
5.5%, 1/1/2015	4,500,000	5,005,710
5.5%, 1/1/2017	4,890,000	5,558,854
New York, Higher Educatuon Revenue, Dormitory Authority, Yeshiva University, 5.375%, 7/1/2016 (b)	1,000,000	1,111,470
New York, Hospital & Healthcare Revenue, Dormitory Authority, Mt. Sinai School of Medicine, Series B, 5.7%, 7/1/2011 (b)	1,825,000	1,998,977
New York, Hospital & Healthcare Revenue, Dormitory Authority, Sloan Kettering Institute:
Series C, 5.5%, 7/1/2023 (b)	3,000,000	3,476,280
5.75%, 7/1/2020 (b)	2,960,000	3,510,057
New York, Housing Finance Agency, State University Construction, Series A, ETM, 8.0%, 5/1/2011	200,000	240,268
New York, Metropolitan Transportation Authority Revenue, Series A, 5.0%, 11/15/2033 (b)	5,000,000	5,221,150
New York, Metropolitan Transportation Authority, Transportation Authority Revenue, Series F, 5.25%, 11/15/2027 (b)	1,200,000	1,289,580
New York, Multi Familly Housing Revenue, Housing Finance Agency, Series A, 6.95%, 8/15/2012	445,000	456,904
New York, Sales & Special Tax Revenue, Local Government Assistance Corp.:
Series E, 5.25%, 4/1/2016 (b)	1,185,000	1,327,318
Series C, 5.5%, 4/1/2017	6,000,000	6,852,840
New York, Sales & Special Tax Revenue, Metropolitan Transportation Authority, Series A, Prerefunded, 5.25%, 4/1/2016 (b)	2,000,000	2,264,720
New York, Sales & Special Tax Revenue, Personal Income Tax, Series A, 5.375%, 3/15/2018	2,500,000	2,815,225
New York, Sales & Special Tax Revenue, Thruway Authority, Series A, 5.5%, 3/15/2020	1,960,000	2,178,344
New York, Sales & Special Tax Revenue, Urban Development Corp., Series A, 5.375%, 3/15/2016	1,000,000	1,126,090
New York, Sales Tax Asset Receivable, Series A, 5.0%, 10/15/2026 (b)	5,000,000	5,283,450
New York, Sales Tax Asset Receivable Corp., Series A, 5.0%, 10/15/2029 (b)	5,000,000	5,247,200
New York, Senior Care Revenue, Dormitory Authority, Inverse Floater, Series 310, 144A, 10.81%**, 2/15/2010 (b)	1,110,000	1,487,833
New York, State Agency General Obligation Lease, Dormitory Authority, City University System:
Series A, 5.625%, 7/1/2016 (b)	1,100,000	1,260,666
Series A, 5.75%, 7/1/2009 (b)	1,000,000	1,099,230
Series A, 5.75%, 7/1/2013 (b)	4,100,000	4,680,273
5.75%, 7/1/2018 (b)	2,250,000	2,650,072
New York, State Agency General Obligation Lease, Dormitory Authority, State University Educational Facilities, Prerefunded, 5.25%, 5/15/2018 (b)	3,000,000	3,342,330
New York, State Agency General Obligation Lease, Thruway Authority, Capital Appreciation, Series A, Zero Coupon, 1/1/2006	2,905,000	2,839,812
New York, State Agency Revenue Lease, Urban Development Corp., Correctional Facilities:
Series B, 5.25%, 1/1/2013 (b)	1,700,000	1,863,625
Series A, 5.5%, 1/1/2014 (b)	2,000,000	2,276,540
New York, State Dormitory Authority Revenue, Series A-1, 5.0%, 8/15/2025 (b)	2,175,000	2,275,942
New York, State Dormitory Authority Revenue, Montefiore Hospital, 5.0%, 8/1/2023 (b)	3,000,000	3,181,800
New York, State Dormitory Authority Revenue, Personal Income Tax, Series A, 5.375%, 3/15/2020	3,000,000	3,398,010
New York, State General Obligation Lease, Dormitory Authority, City University System:
Series A, 5.75%, 7/1/2018 (b)	2,000,000	2,353,340
Series D, ETM, 7.0%, 7/1/2009	1,640,000	1,783,024
New York, State General Obligation Lease, Dormitory Authority, Judicial Facilities, ETM, 7.375%, 7/1/2016 (b)	100,000	122,360
New York, State General Obligation Lease, Dormitory Authority, State University Educational Facilities:
Series B, 5.375%, 7/1/2019	1,980,000	2,139,033
5.875%, 5/15/2017 (b)	2,325,000	2,751,475
New York, State General Obligation Lease, Dormitory Authority, Upstate Community Colleges, Series A, 5.875%, 7/1/2016	3,555,000	3,832,468
New York, State General Obligation Lease, Urban Development Corp., State Facilities, 5.6% , 4/1/2015	2,260,000	2,550,523
New York, State General Obligation, Tobacco Settlement Financing Corp., Series A-1, 5.5%, 6/1/2019	6,000,000	6,692,040
New York, State Housing Finance Agency, State Personal Income Tax Revenue, Economic Development & Housing, Series A, 5.0%, 9/15/2030 (b)	4,000,000	4,165,080
New York, State Revenue Lease, Urban Development Corp., Correctional Capital Facilities, 5.125%, 4/1/2016 (b)	2,525,000	2,736,671
New York, State Thruway Authority, Service Contract Revenue, 5.25%, 4/1/2013	970,000	1,039,423
New York, Transportation/Tolls Revenue, General Improvements, Triborough Bridge and Tunnel Authority:
Series B, 5.0%, 11/15/2021	6,000,000	6,327,240
Series A, 5.25%, 1/1/2018	2,000,000	2,191,460
New York, Transportation/Tolls Revenue, Metropolitan Transportation Authority:
Series Q, ETM, 5.125%, 7/1/2012 (b)	5,000,000	5,318,150
Series C, Prerefunded, 5.125% , 7/1/2013 (b)	4,000,000	4,446,443
New York, Transportation/Tolls Revenue, Securities Trust Certificates, Inverse Floater, 144A, 8.97%**, 11/15/2017 (b)	5,000,000	6,282,200
New York, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority, Series Y, 6.125%, 1/1/2021	7,205,000	8,946,809
New York, Urban Developement Corp., Personal Income Tax:
Series B, 5.25%, 3/15/2018 (b)	3,010,000	3,383,120
Series B, 5.25%, 3/15/2019 (b)	1,000,000	1,123,960
New York, Water & Sewer Revenue, Environmental Facilities Corp., Riverbank State Park, 6.25%, 4/1/2012 (b)	3,695,000	4,330,651
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Clean Water & Drinking Revolving Funds:
Series B, 5.25%, 5/15/2015	3,120,000	3,439,769
Series C, 5.25%, 6/15/2015	5,330,000	5,882,881
Series B, 5.25%, 6/15/2016	6,000,000	6,623,940
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Water Pollution Control, Series E, 6.5%, 6/15/2014	90,000	90,346
New York and New Jersey, Port Authority Revenue, Special Obligation, AMT, Series 4, 7.0%, 10/1/2007	1,800,000	1,902,510
New York, NY, Airport Revenue, Industrial Development Agency, Japan Air Lines, AMT, 6.0%, 11/1/2015 (b)	760,000	790,050
New York, NY, City Municipal Water Finance Authority, Water & Sewer System Revenue, Fiscal 2004, Series C, 5.0%, 6/15/2035 (b)	4,000,000	4,158,040
New York, NY, City Transitional Finance Authority, NYC Recovery, Series 3, 1.77%*, 11/1/2022	500,000	500,000
New York, NY, Core City General Obligation:
Series H, 5.125%, 8/1/2018 (b)	3,405,000	3,664,325
Series D, 5.25%, 2/1/2021 (b)	4,000,000	4,353,600
New York, NY, Core City General Obligation, Public Improvement, Series B, 8.25%, 6/1/2006	2,750,000	2,945,580
New York, NY, Core City General Obligation, Transitional Finance Authority, Series B, 5.5%, 2/1/2017	1,190,000	1,325,874
New York, NY, Core City General Obligation, Transitional Finance Authority, Future Tax Secured, Series C, 5.375%, 2/1/2017	1,500,000	1,654,215
New York, NY, General Obligation:
Series I, 5.0%, 8/1/2021	2,500,000	2,627,425
Series D, 5.0%, 11/1/2023	5,000,000	5,236,000
Prerefunded, Series I, 6.0%, 4/15/2009	1,445,000	1,547,176
Prerefunded, Series H, 6.0%, 8/1/2014	50,000	54,474
Series H, 6.0%, 8/1/2014	2,450,000	2,642,325
Prerefunded, Series A, 6.25%, 8/1/2009	210,000	224,171
Series A, 6.25%, 8/1/2009	4,965,000	5,274,468
New York, NY, Hospital & Healthcare Revenue, Industrial Development Agency, British Airways PLC Project, AMT, 7.625%, 12/1/2032	2,000,000	2,103,600
New York, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
Series C-3, 1.77%*, 6/15/2018	200,000	200,000
Series C-1, 5.0%, 5/1/2017	4,000,000	4,282,680
New York, NY, Project Revenue, Industrial Development Agency, YMCA Greater Project:
5.8%, 8/1/2016	1,000,000	1,063,000
5.85%, 8/1/2008	600,000	640,590
New York, NY, Sales & Special Tax Revenue, Transitional Finance Authority:
Series A, 5.25%, 11/15/2013	500,000	546,030
Series B, 6.125%, 11/15/2014	355,000	407,416
New York, NY, Transportation/Tolls Revenue, Thruway Authority, Series A, 5.0%, 3/15/2021 (b)	2,000,000	2,130,320
New York, NY, Water & Sewer Revenue, Municipal Water Finance Authority, Series D, Zero Coupon, 6/15/2017	5,000,000	2,979,250
New York, NY, Water & Sewer Revenue, Municipal Water Finance Authority, Inverse Floater, Rites-PA 838, 144A, 9.639%**, 6/15/2016	5,000,000	6,210,550
Niagara County, NY, County General Obligation, 7.1%, 2/15/2011 (b)	500,000	601,730
Niagara County, NY, Industrial Development Revenue, Industrial Development Agency, Series D, 5.55%*, 11/15/2024	3,760,000	3,996,993
Niagara Falls, NY, Other General Obligation, Water Treatment Plant, AMT:
7.25%, 11/1/2011 (b)	215,000	259,170
8.5%, 11/1/2006 (b)	1,240,000	1,350,409
Niagara Falls, NY, Transportation/Tolls Revenue, Bridge Commission, 5.25%, 10/1/2015 (b)	10,720,000	11,911,421
North Babylon, NY, School District General Obligation, Unified Free School District, 5.25%, 1/15/2016 (b)	1,605,000	1,761,552
Oneida-Herkimer, NY, Resource Recovery Revenue, Solid Waste Management Authority:
5.5%, 4/1/2013 (b)	500,000	560,380
5.5%, 4/1/2014 (b)	1,000,000	1,124,300
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project:
5.625%, 1/1/2018	2,000,000	1,796,200
5.7%, 1/1/2028	3,750,000	3,105,450
Shenendehowa, NY, School District General Obligation, Central School District, Clifton Park:
6.85%, 6/15/2008 (b)	350,000	395,864
6.85%, 6/15/2009 (b)	350,000	405,951
Tompkins County, NY, Higher Education Revenue, Industrial Development Agency, Cornell University, Prerefunded, 6.0%, 7/1/2017	1,100,000	1,267,266
Troy, NY, Sales & Special Tax Revenue, Municipal Assistance Corp.:
Series B, Zero Coupon, 1/15/2007 (b)	650,000	617,721
Series B, Zero Coupon, 7/15/2007 (b)	650,000	608,679
Series B, Zero Coupon, 1/15/2008 (b)	750,000	689,955
		332,462,581
Puerto Rico 5.1%
Puerto Rico, Electric Revenue, Electric Power Authority, 6.0%, 7/1/2012 (b)	4,020,000	4,698,094
Puerto Rico, Sales & Special Tax Revenue, Highway and Transportation Authority, Series Z, 6.0%, 7/1/2018 (b)	2,750,000	3,350,930
Puerto Rico, Sales & Special Tax Revenue, Municipal Finance Agency, Inverse Floater, Rites-PA 944B, 144A, 9.698%**, 7/1/2016 (b)	3,375,000	4,557,026
Puerto Rico, State General Obligation, Public Improvements, 5.5%, 7/1/2013 (b)	5,000,000	5,723,600
		18,329,650
Virgin Islands 0.9%
Virgin Islands, State Agency General Obligation Public Finance Authority, 6.0%, 10/1/2007	3,000,000	3,165,480
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $324,711,173) (a)	98.7	353,957,711
Other Assets and Liabilities, Net	1.3	4,516,294
Net Assets	100.0	358,474,005

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of February 28, 2005.

** Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Investments in this type of security involve special risks as compared to investments in a fixed rate municipal security. These securities, amounting to $18,537,609 and aggregating 5.2% of net assets, are shown at their current rate as of February 28, 2005.

(a) The cost for federal income tax purposes was $324,203,640. At February 28, 2005, net unrealized appreciation for all securities based on tax cost was $29,754,071. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,734,111 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $980,040.

(b) Bond is insured by one of these companies:

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	16.0
FGIC	Financial Guaranty Insurance Company	11.4
FSA	Financial Security Assurance	10.1
MBIA	Municipal Bond Investors Assurance	18.4

(c) Security incorporates a letter of credit from a major bank.

(d) At February 28, 2005 this security has been pledged to cover in whole or in part, initial margin requirements for open futures contracts.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax-Exempt Security.

144A: Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At February 28, 2005, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 year CBT Swap Future	6/13/2005	214	23,545,404	23,352,750	192,654

At February 28, 2005, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation ($)
10/12/2004 10/14/2013	9,000,000+	Fixed — 3.617%	Floating — BMA	33,300
1/25/2005 1/17/2026	2,650,000++++	Fixed — 4.792%	Floating — LIBOR	33,920
1/18/2005 1/17/2020	2,500,000+	Fixed — 4.838%	Floating — LIBOR	21,500
2/22/2005 2/15/2022	8,500,000+++	Fixed — 4.763%	Floating — LIBOR	62,050
2/23/2005 2/15/2025	7,300,000++++	Fixed — 4.764%	Floating — LIBOR	53,290
1/26/2005 1/17/2027	2,650,000++	Fixed — 4.788%	Floating — LIBOR	34,980
Total net unrealized appreciation on open interest rate swaps				239,040

Counterparties:

+ JPMorgan Chase Bank

++ Citibank, N.A.

+++ Lehman Brothers, Inc.

++++ Goldman Sachs & Co.

BMA: Represents the Bond Market Association

LIBOR: Represents the London InterBank Offered Rate

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2005 (Unaudited)
Assets
Investments in securities, at value (cost $324,711,173)	$ 353,957,711
Cash	15,924
Receivable for investments sold	4,743,747
Interest receivable	4,310,925
Receivable for Fund shares sold	54,036
Receivable for daily variation margin on open futures contracts	174,009
Net unrealized appreciation on interest rate swaps	239,040
Other assets	8,375
Total assets	363,503,767
Liabilities
Payable for investments purchased	4,176,160
Dividends payable	270,853
Payable for Fund shares redeemed	187,691
Accrued management fee	162,966
Other accrued expenses and payables	232,092
Total liabilities	5,029,762
Net assets, at value	$ 358,474,005
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(9,250)
Net unrealized appreciation (depreciation) on: Investments	29,246,538
Futures	192,654
Interest rate swaps	239,040
Accumulated net realized gain (loss)	(2,091,796)
Paid-in capital	330,896,819
Net assets, at value	$ 358,474,005

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($155,347,731 ÷ 14,094,303 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.02
Maximum offering price per share (100 ÷ 95.50 of $11.02)	$ 11.54

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,012,878 ÷ 725,883 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.04

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,266,073 ÷ 477,842 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.02
Class S Net Asset Value, offering and redemption price(a) per share ($189,847,323 ÷ 17,229,293 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.02

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2005 (Unaudited)
Investment Income
Income: Interest	$ 8,943,201
Expenses: Management fee	970,566
Distribution service fees	228,252
Services to shareholders	160,007
Custodian fees	10,852
Auditing	20,891
Legal	12,227
Trustees' fees and expenses	15,822
Reports to shareholders	35,739
Registration fees	21,758
Other	23,038
Total expenses, before expense reductions	1,499,152
Expense reductions	(17,577)
Total expenses, after expense reductions	1,481,575
Net investment income	7,461,626
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,879,750
Futures	(1,671,220)
Interest rate swaps	(1,391,401)
817,129
Net unrealized appreciation (depreciation) during the period on: Investments	(4,560,227)
Futures	1,593,297
Interest rate swaps	1,265,450
(1,701,480)
Net gain (loss) on investment transactions	(884,351)
Net increase (decrease) in net assets resulting from operations	$ 6,577,275

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2005 (Unaudited)	Year Ended August 31, 2004
Operations: Net investment income	$ 7,461,626	$ 15,557,740
Net realized gain (loss) on investment transactions	817,129	1,321,610
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,701,480)	4,555,045
Net increase (decrease) in net assets resulting from operations	6,577,275	21,434,395
Distributions to shareholders from: Net investment income: Class A	(3,159,921)	(6,933,447)
Class B	(147,685)	(343,549)
Class C	(84,757)	(175,871)
Class S	(4,055,015)	(8,143,330)
Fund share transactions: Proceeds from shares sold	11,047,028	32,186,341
Reinvestment of distributions	4,905,674	10,667,086
Cost of shares redeemed	(19,124,919)	(53,411,613)
Net increase (decrease) in net assets from Fund share transactions	(3,172,217)	(10,558,186)
Increase (decrease) in net assets	(4,042,320)	(4,719,988)
Net assets at beginning of period	362,516,325	367,236,313
Net assets at end of period (including accumulated distributions in excess of net investment income of $9,250 and $23,498, respectively)	$ 358,474,005	$ 362,516,325

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2005[a]	2004	2003	2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 11.05	$ 10.88	$ 11.12	$ 11.03	$ 10.39	$ 10.22
Income (loss) from investment operations:
Net investment income	.22	.46	.46	.47	.47	.47
Net realized and unrealized gain (loss) on investment transactions	(.03)	.17	(.24)	.09	.64	.17
Total from investment operations	.19	.63	.22	.56	1.11	.64
Less distributions from: Net investment income	(.22)	(.46)	(.46)	(.47)	(.47)	(.47)
Net asset value, end of period	$ 11.02	$ 11.05	$ 10.88	$ 11.12	$ 11.03	$ 10.39
Total Return (%)[c]	1.75**	5.86	1.99	5.31	10.91	6.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	155	159	169	183	188	201
Ratio of expenses before expense reductions (%)	.93*	.87	.85	.85	.94[d]	.89
Ratio of expenses after expense reductions (%)	.93*	.87	.85	.85	.92[d]	.88
Ratio of net investment income (%)	4.05*	4.16	4.18	4.36	4.39	4.68
Portfolio turnover rate (%)	42*	21	24	24	17	26

[a] For the six months ended February 28, 2005 (Unaudited).

[b] As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001. The effect of this change did not impact the ratio of net investment income to average net assets. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .93% and .92%, respectively.

* Annualized

** Not annualized

Class B
Years Ended August 31,	2005[a]	2004	2003	2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 11.07	$ 10.90	$ 11.13	$ 11.04	$ 10.40	$ 10.23
Income (loss) from investment operations:
Net investment income	.19	.39	.37	.38	.39	.38
Net realized and unrealized gain (loss) on investment transactions	(.03)	.17	(.23)	.09	.64	.17
Total from investment operations	.16	.56	.14	.47	1.03	.55
Less distributions from: Net investment income	(.19)	(.39)	(.37)	(.38)	(.39)	(.38)
Net asset value, end of period	$ 11.04	$ 11.07	$ 10.90	11.13	$ 11.04	$ 10.40
Total Return (%)[c]	1.46d**	5.18[d]	1.22	4.41	10.07	5.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	9	10	12	14	12
Ratio of expenses before expense reductions (%)	1.77*	1.71	1.71	1.71	1.73[e]	1.71
Ratio of expenses after expense reductions (%)	1.49*	1.51	1.71	1.71	1.70[e]	1.70
Ratio of net investment income (%)	3.49*	3.52	3.32	3.51	3.60	3.86
Portfolio turnover rate (%)	42*	21	24	24	17	26

[a] For the six months ended February 28, 2005 (Unaudited).

[b] As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 3.50% to 3.51%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.71% and 1.70%, respectively.

* Annualized

** Not annualized

Class C
Years Ended August 31,	2005[a]	2004	2003	2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 11.05	$ 10.88	$ 11.11	$ 11.02	$ 10.38	$ 10.21
Income (loss) from investment operations:
Net investment income	.19	.38	.37	.38	.39	.39
Net realized and unrealized gain (loss) on investment transactions	(.03)	.17	(.23)	.09	.64	.17
Total from investment operations	.16	.55	.14	.47	1.03	.56
Less distributions from: Net investment income	(.19)	(.38)	(.37)	(.38)	(.39)	(.39)
Net asset value, end of period	$ 11.02	$ 11.05	$ 10.88	$ 11.11	$ 11.02	$ 10.38
Total Return (%)[c]	1.43d**	5.12[d]	1.24	4.41	10.16	5.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	5	5	4	4
Ratio of expenses before expense reductions (%)	1.72*	1.67	1.68	1.69	1.73[e]	1.70
Ratio of expenses after expense reductions (%)	1.56*	1.56	1.68	1.69	1.68[e]	1.69
Ratio of net investment income (%)	3.42*	3.47	3.35	3.53	3.62	3.87
Portfolio turnover rate (%)	42*	21	24	24	17	26

[a] For the six months ended February 28, 2005 (Unaudited).

[b] As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 3.52% to 3.53%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.69% and 1.68%, respectively.

* Annualized

** Not annualized

Class S
Years Ended August 31,	2005[a]	2004	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 11.05	$ 10.88	$ 11.12	$ 11.03	$ 10.73
Income (loss) from investment operations: Net investment income	.24	.48	.48	.49	.10
Net realized and unrealized gain (loss) on investment transactions	(.04)	.18	(.24)	.08	.30
Total from investment operations	.20	.66	.24	.57	.40
Less distributions from: Net investment income	(.23)	(.49)	(.48)	(.48)	(.10)
Net asset value, end of period	$ 11.02	$ 11.05	$ 10.88	$ 11.12	$ 11.03
Total Return (%)	1.87**	6.12	2.15	5.48	3.74**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	190	190	182	191	188
Ratio of expenses before expense reductions (%)	.69*	.65	.70	.69	.75*
Ratio of expenses after expense reductions (%)	.69*	.65	.70	.69	.72*
Ratio of net investment income (%)	4.29*	4.38	4.33	4.53	4.50*
Portfolio turnover rate (%)	42*	21	24	24	17

[a] For the six months ended February 28, 2005 (Unaudited).

[b] As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 4.52% to 4.53%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

[c] For the period from June 18, 2001 (commencement of operations of Class S shares) to August 31, 2001.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder New York Tax-Free Income Fund (the "Fund") is a non-diversified series of Scudder State Tax-Free Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares will no longer be available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $2,986,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2009 ($1,750,000) and August 31, 2012 ($1,236,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2003 through August 31, 2004, the Fund incurred approximately $1,278,000 of net realized losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2005.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. An additional distribution may be made to the extent necessary to avoid payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended February 28, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $75,161,114 and $80,391,106, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such assets, 0.41% of the next $2,500,000,000 of such assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.54% of the Fund's average daily net assets.

Effective October 1, 2003 through December 31, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

In addition to the contractual expense limitation described above, for the period October 1, 2003 through September 30, 2005, the Fund's Advisor, accounting agent, principal underwriter and administrator, and transfer agent have each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain the Fund's operating expenses at 1.49% and 1.56% for Class B and C shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), also an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder services agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended February 28, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Service Provider Fee	Total Aggregated	Waived	Unpaid at February 28, 2005
Class A	$ 42,236	$ —	$ 32,487
Class B	3,608	3,608	—
Class C	1,472	1,472	—
Class S	37,270	—	13,946
	$ 84,586	$ 5,080	$ 46,433

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2005
Class B	$ 31,948	$ 4,388
Class C	18,669	3,181
	$ 50,617	$ 7,569

In addition, SDI provides information and administrative services ("Service Fee") to the Fund at an annual rate of up to 0.25% of average daily net assets for Class A, B and C shareholders. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at February 28, 2005	Annualized Effective Rate
Class A	$ 161,008	$ —	$ 68,994.21%
Class B	10,500	8,543	—	.05%
Class C	6,127	2,560	310.14%
	$ 177,635	$ 11,103	$ 69,304

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2005 aggregated $8,045. There were no underwriting commissions paid in connection with the distributions of Class C shares for the six months ended February 28, 2005.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2005, the CDSC for Class B and C shares was $8,808 and $0, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the the six months ended February 28, 2005, SDI received $0.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $149 and $120, respectively.

D. Expense Reductions

For the six months ended February 28, 2005, the Advisor agreed to reimburse the Fund $1,137, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended February 28, 2005, the custodian fees were reduced by $257 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2005		Year Ended August 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	266,367	$ 2,945,460	566,706	$ 6,240,648
Class B	16,587	183,792	77,106	859,687
Class C	42,194	466,190	82,257	913,995
Class S	674,567	7,451,586	2,216,506	24,172,011
		$ 11,047,028		$ 32,186,341
Shares issued to shareholders in reinvestments of distributions
Class A	195,958	$ 2,167,755	434,889	$ 4,808,439
Class B	8,304	91,978	19,442	215,361
Class C	6,015	66,524	13,013	143,848
Class S	233,251	2,579,417	497,428	5,499,438
		$ 4,905,674		$ 10,667,086
Shares redeemed
Class A	(753,907)	$ (8,332,959)	(2,161,505)	$ (23,741,605)
Class B	(101,352)	(1,125,392)	(257,755)	(2,853,400)
Class C	(8,353)	(92,078)	(130,791)	(1,435,275)
Class S	(866,010)	(9,574,490)	(2,298,118)	(25,381,333)
		$ (19,124,919)		$ (53,411,613)
Net increase (decrease)
Class A	(291,582)	$ (3,219,744)	(1,159,910)	$ (12,692,518)
Class B	(76,461)	(849,622)	(161,207)	(1,778,352)
Class C	39,856	440,636	(35,521)	(377,432)
Class S	41,808	456,513	415,816	4,290,116
		$ (3,172,217)		$ (10,558,186)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KNTAX	KNTBX	KNTCX
CUSIP Number	811-204403	811-204858	811-204841
Fund Number	26	226	326

For shareholders of Class S

Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SNWYX
Fund Number	326
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments,
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

Scudder Investments
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

September 2004

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder New York Tax-Free Income Fund

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder New York Tax-Free Income Fund

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 2, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               May 2, 2005